UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 13G


                    Under the Securities Exchange Act of 1934

                                (Amendment No. )*


                                 MICROSEMI CORP.
                                (Name of Issuer)


                                  Common Stock
                         (Title of Class of Securities)


                                    595137100
                                 (CUSIP Number)



Check the following box if a fee is being paid with this statement |X|. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).


* The remainder of this cover page should be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.


The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).


                               Page 6 of 11 Pages

CUSIP No. 595137100                   13G                  Page  7  of 11  Pages

--------------------------------------------------------------------------------
1   NAME OF REPORTING PERSON
    SS. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
    Wechsler & Krumholz, Inc.
    13-1944-376
--------------------------------------------------------------------------------
2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                                          (a)|_|
                                                                          (b)|X|
--------------------------------------------------------------------------------
3   SEC USE ONLY


--------------------------------------------------------------------------------
4   CITIZENSHIP OR PLACE OF ORGANIZATION

    New York
--------------------------------------------------------------------------------
NUMBER OF SHARES      5   SOLE VOTING POWER
  BENEFICIALLY            648,987
    OWNED BY          ----------------------------------------------------------
      EACH            6   SHARED VOTING POWER
     PERSON
    REPORTING             Not Applicable
      WITH            ----------------------------------------------------------
                      7   SOLE DISPOSITIVE POWER
                          648,987
                      ----------------------------------------------------------
                      8   SHARED DISPOSITIVE POWER

                          Not Applicable
--------------------------------------------------------------------------------
9   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

    648,987 shares
--------------------------------------------------------------------------------
10  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*


--------------------------------------------------------------------------------
11  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

    8.15%
--------------------------------------------------------------------------------
12  TYPE OF REPORTING PERSON

    BD
--------------------------------------------------------------------------------

                      *SEE INSTRUCTION BEFORE FILLING OUT!

                               Page 7 of 11 Pages

                                  SCHEDULE 13G

Item 1(a)

Name of Issuer:

                  The issuer of the common stock to which this Schedule 13G relates is Microsemi Corp. (the "Company").

Item 1(b)

Address of Issuer's Principal Executive Offices:

                  The company's principal executive offices are located at 2830 S. Fairview, Santa Anna, California 92704.

Item 2(a)

Name of Person Filing:

                  This Schedule 13G is filed on behalf of Wechsler & Krumholz, Inc., a New York corporation (the "Reporting Person").

Item 2(b)

Address of Principal Business Office

                  The Reporting Person's principal business offices is located at 39 Broadway, New York, New York 10006.

Item 2(c)

Citizenship

                  The Reporting Person is a New York corporation.

Item 2(d)

Title of Class of Securities:

                  The security to which this Schedule 13G relates is the common stock of the Company.

Item 2(e)

CUSIP Number

                  The Cusip Number of the Common Stock is 595137100.

                               Page 8 of 11 Pages

Item 3

Type of Reporting Person

                  The Reporting  Person is a Broker or Dealer  registered  under
                  Section 15 of the Securities Exchange Act of 1934.


Item 4

Ownership

         (a)      Amount Beneficially Owned:

                           648,987 shares of Common Stock, which amount includes the shares that the Reporting Person may obtain upon conversion (the "Conversion") of its holdings of the issuer's convertible debt instruments.

         (b)      Percentage of Class:

                           8.15%

         (c)      Number of Shares as to Which Such Person Has:

                  (i)      sole power to vote or direct the vote:

                                    648,987 shares of Common Stock
                                    (giving effect to the Conversion)

                  (ii)     shared power to vote or direct the vote:

                                    None

                 (iii)     sole power to dispose or direct the disposition:

                                    648,987 shares of Common Stock
                                    (giving effect to the Conversion)

                  (iv) shared power to dispose or direct the disposition of:

                                    None


                               Page 9 of 11 Pages

Item 5

Ownership of Five Percent or less of a Class

                  Not Applicable

Item 6

Ownership of Five Percent on Behalf of Another Person

                  Not Applicable

Item 7

Identification and Classification of the Subsidiary Which Acquired the Security Being Reported on By the Parent Holding Company

                  Not Applicable

Item 8

Identification and Classification of Members of the Group

                  Not Applicable

Item 9

Notice of Dissolution of Group

                  Not Applicable


Item 10

Certification

                  By signing below, the Reporting Person certifies that, to the best of its knowledge and belief, the securities referred to above were acquired in the ordinary course of business and were not acquired for the purpose and do not have the effect of changing or influencing the control of the Issuer of such securities, and were not acquired in connection with or as a participant in any transaction having such purpose or effect.



                               Page 10 of 11 Pages

                  After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date:  July 3, 1990
                                          WECHSLER & KURMHOLZ, INC.


                                          By: /s/ Richard Zeeman
                                              ----------------------------------
                                              Richard Zeeman
                                              Executive Vice-President


                               Page 11 of 11 Pages